SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                               September 24, 1998


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                      1-13666                 59-3305930
 (State or other juris-     (Commission file number)       (IRS employer
diction of incorporation)                                identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On September 24, 1998, the Registrant issued a news release reporting certain financial results for the first quarter of fiscal 1999.

Item 7.           Financial Statements and Exhibits.

                  (c)  Exhibits.

                  Exhibit Number     Description

                        99 Press Release dated September 24, 1998, entitled "Darden Reports 50% Growth In First Quarter Earnings Per Share Driven By Double-Digit Comparable Restaurant Sales Increases"


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 25, 1998               DARDEN RESTAURANTS, INC.

                                         By: /s/ C.L. Whitehill
                                             -----------------------------
                                             C.L. Whitehill
                                             Senior Vice President,
                                             General Counsel and Secretary


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

                                INDEX TO EXHIBITS


Exhibit Number                                                            Page

      99         Press Release dated September 24, 1998, entitled
                 "Darden Reports 50% Growth In First Quarter Earnings
                 Per Share Driven By Double-Digit Comparable Restaurant
                 Sales Increases"                                           5


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